                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported): August 20, 2002


Commission File Number: 001-11954


                              VORNADO REALTY TRUST
                              ---------------------
               (Exact name of registrant as specified in charter)



                    MARYLAND                                    22-1657560
  ------------------------------------------------         ------------------
  (State or other jurisdiction of incorporation)            (I.R.S. employer
                                                         identification number)

    888 SEVENTH AVENUE, NEW YORK, NEW YORK                       10019
    --------------------------------------                     ----------
   (Address of principal executive offices)                    (Zip Code)

                                 (212) 894-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Items 1-4.        NOT APPLICABLE.
                  --------------

Item 5.  OTHER EVENTS.
         ------------

         Joseph Hakim, Executive Vice President, COO will retire on
October 1, 2002. Mr. Hakim will maintain a consulting relationship with the Company after his retirement.

         Paul F. Larner, CFO and, since January 1, 2002, COO of the Charles
E. Smith Commercial Realty Division of the Company, will give up these positions and become Executive Vice President -- Chief Administrative Officer of the Company and in such capacity will assume many of Mr. Hakim's previous responsibilities.

         Robert H. Smith continues as Chairman of the Smith Division. The Company is conducting a search for a CEO of the Division. The Smith Division will report to David R. Greenbaum, who will also continue to run the New York Office Division.

Items 6-9.        NOT APPLICABLE.
                  --------------



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VORNADO REALTY TRUST
                                                   (Registrant)


Date: August 22, 2002                    By: /s/ Joseph Macnow
                                            -----------------------------------
                                             Name: Joseph Macnow
                                             Title: Executive Vice President --
                                                    Finance and
                                                    Administration, Chief
                                                    Financial Officer




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